Exhibit 99.1

1 Investor Presentation │November 2019 Investor Presentation November 2019

2 Investor Presentation │November 2019 Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 12 to 15, 2019. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-20 of our 2018 Form 10-K filed on March 4, 2019 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Investor Presentation │November 2019 Matson: At-a-Glance OCEAN TRANSPORTATION • A leading U.S. carrier in the Pacific • Lifeline to economies of Hawaii, Alaska and Guam • Niche, premium, expedited service from China to Southern California • 35% ownership in SSAT that operates 8 West Coast terminals • LTM segment revenue of $1,669 million (09/30/19) LOGISTICS • Top 10 integrated, asset-light logistics services • Freight forwarding, rail intermodal, highway brokerage, warehousing, and supply chain management services • Leverages Matson and Span Alaska brands • Scalable model with high ROIC • LTM segment revenue of $559 million (09/30/19) See Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics (1) Net Income in 2017 includes the benefit of a one-time, non-cash adjustment of $154.0 million related to the enactment of the Tax Cuts and Jobs Act. $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 2018 LTM $ in millions Operating Income Net Income EBITDA (1) Operating Income, Net Income and EBITDA Financial Return Metrics 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 LTM Return on Equity (ROE) Return on Invested Capital (ROIC) (1) (1) (09/30/19) (09/30/19)

4 Investor Presentation │November 2019 Matson Today: Connecting the Pacific

5 Investor Presentation │November 2019 Investment Highlights Unique Network Connecting the Pacific • Providing critical supply lifelines to economies throughout the Pacific • Strong market positions in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China service World-Class Operator and Premium Service Provider • Well-maintained fleet with industry-leading on-time performance • Dedicated terminals with best-in-class truck turns and unmatched cargo availability • Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub-and-spoke efficiency • Fastest transit and cargo availability creates competitive advantage and premium rates for China service • Fastest transit time to Guam from U.S. West Coast with superior on-time performance Increasingly Diversified Cash Flows • Increasingly diversified cash flows from: - Distinct ocean tradelane service routes, -A niche provider of logistics services complementing the tradelane services, and - An equity investment in SSAT, a leading U.S. West Coast terminal operator Stable, Growing and Defensible Cash Flow Generation • Financial strength to invest to grow the core businesses, pursue strategic opportunities and return capital to shareholders • Investing approximately $1 billion in Hawaii fleet renewal and supporting infrastructure • Nearly $700 million in investments for Alaska entry over last 4 years Commitment to Returning Cash to Shareholders • Over $275 million returned to shareholders through share repurchases and dividends since becoming public in 2012 • Compelling dividend yield with dividend growth history Strong Balance Sheet • Investment grade credit metrics • Balance sheet strength leads to low cost of capital

6 Investor Presentation │November 2019 Hawaii Service • 3 or 4 arrivals in Honolulu per week with departures from LA, OAK and SEA – Switch to 9-ship fleet in 4Q19 will provide fixed 3 arrivals per week in Honolulu • Dedicated neighbor island barge service Overview of Service Matson’s Focus • Prepare for 9-ship fleet • Maintain best-in-class service integrity Market Overview • Competitors: – Pasha – Barges – Air freight • Hawaii GDP continues to grow, but at a slowing pace Current 10-ship deployment

7 Investor Presentation │November 2019 China-to-Long Beach (CLX) Service • Weekly service from Ningbo/Shanghai to Long Beach • A premium service providing an alternative to deferred air freight and other ocean carriers • Dedicated terminal space in Long Beach with off-dock container yard • Door-to-door services in coordination with Matson Logistics Overview of Service Matson’s Focus • Continue to differentiate service with reliability as a premium service provider • Attract new customers away from air freight Market Overview • Competitors: – Other transpacific carriers – Air freight carriers • In 4Q19, expect continued volatility in transpacific capacity as market adjusts to trade developments #1 Transpacific Service Since 2006 • Expedited, 10-day service from Shanghai • Exclusive terminal – unrivaled speed • Next day cargo availability at off-dock facility

8 Investor Presentation │November 2019 Alaska Service • Twice weekly service to Anchorage and Kodiak • Weekly service into Dutch Harbor • Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor Overview of Service Matson’s Focus Current 3-Ship Deployment • Capture additional NB volume opportunities as economy improves Market Overview • Primary competitors: TOTE and barges • Air freight rates are very high relative to the cost of goods being shipped • NB volume growth tied to Alaska’s economy • SB volume tied to seasonality of seafood harvests

9 Investor Presentation │November 2019 Guam Service • Weekly service to Guam as part of CLX service • 3-to-5 day ocean transit advantage from U.S. West Coast Overview of Service Matson’s Focus • Maintain superior service and on-time performance • Fight for every piece of freight Market Overview • Competitors: – APL (U.S. flagged service) • Trans-ships in Yokohama to Guam via a 2- ship feeder service • Steady GDP growth environment

10 Investor Presentation │November 2019 SSAT Joint Venture • Matson owns a 35% interest in SSA Terminals, LLC (SSAT), the leading U.S. West Coast terminal operator – SSAT provides terminal and stevedoring services to carriers at 8 terminal facilities Overview Updates and Opportunities • OICT crane modernization – New and upgraded cranes to be able to service larger vessels • Seattle joint venture SSAT is the best operator on the U.S. West Coast. -$10 $0 $10 $20 $30 $40 2012 2013 2014 2015 2016 2017 2018 LTM $ in millions SSAT JV Equity Income (Loss) (9/30/19) Port Terminal Acreage Long Beach Pier A 196 C60 70 Tacoma West Sitcum 123 Oakland OICT 270 B63 80 Seattle T-5 ~53* T-18 196 T-30 70 (1) Includes additional expense related to the early adoption of the new lease accounting standard. * Based on first phase of development with the potential to increase acreage. (1)

11 Investor Presentation │November 2019 0% 1% 2% 3% 4% 5% 6% 7% 8% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2015 2016 2017 2018 LTM Operating Income Margin Operating Income ($ in millions) Operating Income Operating Income Margin Matson Logistics Note: Acquired Span Alaska in 3Q 2016. (As of 9/30/19) Transportation Brokerage • Domestic and international rail intermodal • Long-haul and regional highway trucking • Less-than-truckload and expedited freight • Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations • Mix of contract and public warehouses Supply Chain Mgmt. and Other • PO management, freight forwarding and NVOCC services • Organically grown from Matson’s CLX service Warehousing and Distribution Overview of Services Operating Income and Margin Freight Forwarding • LCL consolidation and freight forwarding primarily to the Alaska market through Span Alaska

12 Investor Presentation │November 2019 Span Alaska Overview • Receives LCL freight in Auburn, WA for consolidation and shipment to Alaska • Network of terminals enables transport of freight to all major population centers in AK • Matson’s largest northbound freight customer

13 Investor Presentation │November 2019 IMO 2020 and Fuel Strategy • IMO 2020 regulation: all vessels worldwide restricted to 0.5% sulfur content fuel • Current options available to Matson to comply with IMO 2020 regulations: Matson will be 100% compliant with IMO 2020 regulations. 0.5% Distillate • Expensive • Prolonged use could lead to higher “wear and tear” 0.5% Residual • Expensive • Availability in our ports is main concern • Some “wear and tear” possible Exhaust Gas Cleaning Systems (“Scrubbers”) • Less expensive Heavy Fuel Oil • We have a history with scrubbers in Alaska service; short pay-back period Liquefied Natural Gas (“LNG”) • Less expensive • Infrastructure lacking in the major U.S. West Coast ports Matson’s Strategy: • In August 2018, announced investment in (3) scrubbers on the 2600s at a cost of $9 million per install • In May 2019, announced that will invest in (3) additional scrubbers at a cost of $10 million per install • New vessels will run on compliant fuel while determining use of LNG or scrubbers

14 Investor Presentation │November 2019 A Look at 2020 NOTE: Numbers used in this slide include previously disclosed: (i) approximately $30 million of total benefits from the 4 new vessels, the magnitude and timing of benefits subject to change based on fleet configuration and in-service timing; (ii) the expected financial pay-back benefits from the exhaust gas scrubber installations; and (iii) benefits from the new crane installations and modifications to existing cranes and other infrastructure investments at the Sand Island terminal. Actual operating cost reductions and additional revenue achieved may vary compared to those used in our projection of benefits. These benefits exclude the net effects of any changes in business activity in the tradelanes and should not be construed to mean that the Company’s Outlook for 2020 will be $30 million higher than 2019. The Company is making no statement regarding overall 2020 Outlook at this time. We expect approximately $30 million in financial benefits in 2020 from new vessels and other infrastructure investments and $40 million annually thereafter. • 2019 is a transition year with several significant investment programs nearing finalization • Reaffirm the previously mentioned financial benefits of the new vessels – Some portion of these benefits already being captured in fiscal 2019 with Daniel K. Inouye and Kaimana Hila in service, the impact of which is included in our full year 2019 Outlook • In 2020, we expect approximately $30 million in incremental financial benefits compared to 2019 comprised of: – Vessel benefits of a 9 ship deployment for a full year, reduced operating and maintenance expenses, utilization of the newly installed exhaust gas scrubbers, autos/rolling stock garage capacity utilization, and larger capacity vessel in the CLX; and – Crane and other infrastructure investments at Sand Island • In 2021 and thereafter, we expect approximately $40 million in annual benefits compared to 2019, due to full year run-rates from all investments

15 Investor Presentation │November 2019 Appendix

16 Investor Presentation │November 2019 Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Return on Equity (“ROE”), Total Debt-to-EBITDA and Net Debt-to-EBITDA. For the years ended December 31, ($ in millions, except ROIC and ROE) 2018 2017 2016 2015 2014 2013 2012 Total debt $ 883.0 $ 856.4 $ 857.1 $ 738.9 $ 429.9 $ 373.6 $ 286.1 $ 319.1 Less: total cash and cash equivalents (23.6) (19.6) (19.8) (13.9) (25.5) (293.4) (114.5) (19.9) Less: cash on deposit in Capital Construction Fund - - (0.9) (31.2) - (27.5) - - Net debt 859.4 836.8 836.4 693.8 404.4 52.7 171.6 299.2 Net income $ 87.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - 6.1 Add: income tax expense 26.9 38.7 (105.8) 49.1 74.8 51.9 32.2 33.0 Add: interest expense 21.2 18.7 24.2 24.1 18.5 17.3 14.4 11.7 Add: depreciation and amortization 131.9 130.9 146.6 135.4 105.8 90.1 91.0 95.4 EBITDA 267.7 297.3 296.0 290.0 302.1 230.1 191.3 192.1 Net income (A) $ 87.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - 6.1 Add: interest expense (tax-effected) (4) 15.7 14.2 14.9 15.1 10.7 10.0 9.0 7.2 Total return (B) 103.4 123.2 245.9 96.5 113.7 80.8 62.7 59.2 Average total debt $ 895.6 $ 856.8 $ 798.0 $ 584.4 $ 401.8 $ 329.9 $ 302.6 $ 319.1 Average shareholders' equity (C) 770.2 716.3 586.1 472.8 407.1 351.0 309.1 279.9 Total invested capital (D) 1,665.8 1,573.1 1,384.1 1,057.2 808.9 680.9 611.7 599.0 ROIC = (B)/(D) 6.2% 7.8% 17.8% 9.1% 14.1% 11.9% 10.3% 9.9% ROE = (A)/(C) 11.4% 15.2% 39.4% 17.2% 25.3% 20.2% 17.4% 16.4% (5) The 2012 calculation is based on total invested capital as of December 31, 2012 due to the timing of the separation from Alexander & Baldwin. LTM as of 09/30/19 (1) Includes a non-cash tax benefit of $3.1 million related to discrete adjustments as a result of applying the provisions of the Tax Cuts and Jobs Act (the "Tax Act"). (2) Includes a non-cash tax expense of $2.9 million or $0.07 per diluted share related to discrete adjustments as a result of applying the provisions of the Tax Act. (3) Includes the benefit of a one-time, non-cash adjustment of $154.0 million or $3.56 per diluted share related to the enactment of the Tax Act. (4) The effective tax rates each year in the period 2012-2018 were 38.8%, 37.5%, 42.3%, 42.1%, 37.6%, (84.5%) and 26.2%, respectively. For the LTM period as of 09/30/19, the effective tax rate was 23.5%. The effective tax rates for 2017, 2018 and LTM, excluding adjustments related to the Tax Act, would have been 38.5%, 24.2% and 26.2%, respectively. (2) (3) (3) (2) (5) (5) (5) (1) (1)